UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2009 (February 4, 2009)

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-15339	52-2183153
(State or other jurisdiction	(Commission file number)	(IRS employer identification
of incorporation)		number)

199 Benson Road, Middlebury, Connecticut		06749
(Address of principal executive offices)		(Zip Code)

(203) 573-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On February 4, 2009, Chemtura Corporation issued a press release (attached as Exhibit 99.1 and incorporated by reference herein), wherein details were provided of the guarantors for each of the company’s three outstanding series of bonds:

•      7% notes due 2009 (“2009 Notes”);
•      6.875% notes due 2016 (“2016 Notes”); and
•      6.875% notes due 2026 (“2026 Debentures”)

Item 9.01 Financial Statements and Exhibits.

*                      *                              *

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release dated February 4, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation
(Registrant)

By:	/s/ James R. Sanislow
Name: James R. Sanislow
Title: Asst. Secretary

Date:  February 4, 2009

Exhibit Index

Exhibit Number	Exhibit Description
99.1	Press Release dated February 4, 2009